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                                   SCHEDULE 14A
                             SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

                                 ----------------

  Filed by the Registrant [x]

  Filed by a Party other than the Registrant [x]

  Check the appropriate box:

  [ ] Preliminary Proxy Statement
  [ ] Definitive Proxy Statement
  [x] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                 ----------------

                           SANTA FE PACIFIC CORPORATION
                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           SANTA FE PACIFIC CORPORATION
                                  ROBERT D. KREBS
                                 DENIS E. SPRINGER
                                    CARL R. ICE
                    (NAME OF PERSON(S) FILING PROXY STATEMENT)

                                 ----------------

  Payment of Filing Fee (Check the appropriate box):(/1/)

  [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies: Santa Fe Pacific Corporation common stock, par value $1.00 per share.
    2) Aggregate number of securities to which transaction applies: 186,523,992 shares of Santa Fe Pacific Corporation common stock.
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $52 3/8(/2/)
    4) Proposed maximum aggregate value of transaction: $2,637,682,402(/2/)

 (/1/) The filing fee previously was paid with the initial filing of the preliminary proxy materials on August 8, 1994.

 (/2/) For purposes of calculating the filing fee only. Upon consummation of the Merger, each outstanding share of Santa Fe Pacific Corporation common stock, par value $1.00 per share, will be converted into the right to receive 0.27 shares of Burlington Northern Inc. common stock, no par value. The proposed maximum aggregate value of the transaction described in the preliminary proxy materials is equal to one-fiftieth of one percent of $2,637,682,402 (calculated based on the number of shares of Santa Fe Pacific Corporation common stock outstanding as of June 30, 1994, the average of the high and low reported prices of Burlington Northern Inc. common stock on August 5, 1994 and the exchange ration of 0.27).

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: ..........
     2) Form, Schedule or Registration
        Statement No.: ...................
     3) Filing Party: ....................
     3) Date Filed: ......................

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

                         Santa Fe Pacific Corporation

                            Financial Presentation

                               October 19, 1994

                         Santa Fe Pacific Corporation
                             Financial Highlights

               . SFP Gold Shares Distributed to Shareholders

               . Net Income From Continuing Operations Increased
                 to $50.5 Million

               . Railway Revenues Increased 16%

               . Railway Operating Income Increased 137% to
                 $117.8 Million vs. Flood Affected 1993 Quarter

               . Interest Expense Decreased 13%

                         Santa Fe Pacific Corporation
                           Summary Income Statement
                                 Third Quarter
                           ($ Millions Except EPS)


                                                 Reported         Adjusted*
                                             -----------------    --------
                                              1994      1993        1993
                                              ----      ----        ----
Revenues                                     $680.2    $585.8      $585.8
                                             -------   -------     -------
Operating Income                              117.8      49.6        49.6
Equity in Earnings of Pipeline                  9.3      (3.5)        8.7
Interest Expense                               29.6      34.1        34.1
Other Income (Expense) - Net                  (10.0)     18.8        (2.9)
                                             -------   -------     -------
Pre-Tax Income From Continuing Operations      87.5      30.8        21.3
Income Taxes                                   37.0      41.1         9.3
                                             -------   -------     -------
Income (Loss) from Continuing Operations       50.5     (10.3)       12.0
                                             =======   =======     =======
Net Income (Loss) Per Share
  Continuing Operations                      $  0.27   $ (0.05)    $  0.07


*1993 Adjusted Excludes Favorable Outcome of Arbitration and Litigation
 Settlements, Pipelines Special Charges and Retroactive Impact of the Increase in the Federal Tax Rate to 35%

                         Santa Fe Pacific Corporation
                          Summary Cash Flow Statement
                                 Third Quarter
                                 ($ Millions)




                                                               1994      1993
                                                              ------    ------
Cash Provided from Operations                                 $ 118.7   $  97.2
Capital Expenditures*                                          (127.4)   (113.0)
Debt Incurred (Repaid)-Net                                      (23.1)    (60.8)
Other Activities                                                 33.3      27.8
                                                              -------   -------
Net Cash Flow from Continuing Operations                      $  1.5    $ (48.8)
                                                              =======   =======

*Excludes Expenditures for Financed Locomotives of $47 Million in 1994

                         Santa Fe Pacific Corporation
                               Outstanding Debt
                                 ($ Millions)

                                                   9/30/94    9/30/93
                                                   -------    -------
             SFP Senior Notes                       $  200     $  200
             SFP 1986 Term Loan                         36        109
             SFP Bank Debt                              32          -
             SFP 1990 Term Loan                          -        105
             Pipeline Exchangeable Debentures          219        219
             ATSF Equipment Debt                       477        480
             ATSF Mortgage Bonds                        96         96
             Other                                      22         22
                                                    ------     ------
                 Total                              $1,082     $1,231
                                                    ======     ======

                         Santa Fe Pacific Corporation
                        Selected Financial Statistics*
                                 Third Quarter
                                 ($ Millions)


                              1994     1993
                              ----     ----
  Total Debt                 $1,082   $1,231

  Stockholders' Equity        1,208    1,195

  Total Debt/Capital             47%      51%

  Return on Equity             14.7%    10.3%

  Pre-Tax Interest Coverage     4.0x     1.6x



* From Continuing Operations Excluding Special Items

                               Santa Fe Railway

                               Santa Fe Railway
                               Freight Revenues
                              Third Quarter 1994
                                 ($ Millions)

                             [GRAPH APPEARS HERE]




Freight Revenues $668
Percent Change    +16%

                               SANTA FE RAILWAY
                                  INTERMODAL
                              Third Quarter 1994
                                 ($ Millions)

                                    [GRAPH]


        ------------------------
        Freight Revenues    $308
        Percent Change      +33%
        ------------------------

                               Santa Fe Railway
                              Carload Commodities
                              Third Quarter 1994
                                 ($ Millions)

                             [GRAPH APPEARS HERE]



Freight Revenues  $156
Percent Change      +7%

                               Santa Fe Railway
                                 Bulk Products
                              Third Quarter 1994
                                 ($ Millions)

                             [GRAPH APPEARS HERE]



Freight Revenues  $155
Percent Change      -2%

                               Santa Fe Railway
                                  Automotive
                              Third Quarter 1994
                                 ($ Millions)

                             [GRAPH APPEARS HERE]



Freight Revenues  $49
Percent Change    +27%

                               Santa Fe Railway
                              Operating Expenses
                              Third Quarter 1994
                                 ($ Millions)




                             [GRAPH APPEARS HERE]




Operating Expenses    $562
Percent Change          +5%

*Includes Drayage, Ramping and Deramping, Locomotive Maintenance, Equipment and Other Contract Services

                               Santa Fe Railway
                                 Fuel Expense
                                 ($ Millions)


                             [GRAPH APPEARS HERE]

                     1st Quarter  1st Quarter  2nd Quarter  2nd Quarter  3rd Quarter  3rd Quarter  4th Quarter
                        1993         1994         1993         1994         1993         1994         1993
                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
Average Price
 Per Gallon             $0.69        $0.63         $0.68       $0.62        $0.65        $0.63         $0.73

Gallons Used
 (Millions)                85           94            88          98           83           99            92

Gross Ton Miles
 Per Gallon               547          546           560         566          569          555           581

                               Santa Fe Railway
                               Operating Income
                                  ($ Million)


                             [GRAPH APPEARS HERE]


*Excludes Special Charge

                               SANTA FE RAILWAY
                                OPERATING RATIO
                                  (% Ratio)

                             [GRAPH APPEARS HERE]

*Excludes Special Charge

                               SANTA FE RAILWAY
                                  EMPLOYMENT
                              (At End of Period)*

                             [GRAPH APPEARS HERE]

*Mid-Month Count

                               SANTA FE RAILWAY
                        REVENUE TON MILES PER EMPLOYEE*
                                (Thousand RTMs)







                             [GRAPH APPEARS HERE]








* Based on Average Employment for the Period

                            PROPOSED RAILWAY MERGER

                         Santa Fe Pacific Corporation
                                   Overview



           1988  . Recapitalized and Paid Special Dividend

           1988  . Sold Non-Core Businesses

           1990  . Repaid/Refinanced Recapitalization Debt

           1990  . Distributed Real Estate and Energy Company Shares

           1991  . Restructured Core Transportation Business

           1994  . Distributed Gold Company Shares

           1994  . Agreed to Merge with Burlington Northern

                         SANTA FE PACIFIC CORPORATION
                            TOTAL DEBT TO CAPITAL*
                                   (% Ratio)





                             [GRAPH APPEARS HERE]







* Continuing Operations

                         SANTA FE PACIFIC CORPORATION
                              EARNINGS PER SHARE*







                             [GRAPH APPEARS HERE]







* Continuing Operations Excluding Special Items

                               SANTA FE PACIFIC
                          VALUE OF $1,000 INVESTMENT
                        Comparison to Market Indicators
                    December 4, 1990 to September 30, 1994

                             [GRAPH APPEARS HERE]

                                Compound                              Compound
                             Annual Return                         Annual Return
                             -------------                         -------------
Santa Fe Pacific                 41.40%       Conrail                  29.80%
Dow Jones Transporation Avg.     16.79%       CSX                      27.28%
Dow Jones Industrial Avg.        14.55%       Burlington Northern      20.32%
Standard & Poors 500             13.04%       Union Pacific            15.56%
                                              Norfolk Southern         15.34%

                               Santa Fe Railway
                            Current Route Structure

                              [MAP APPEARS HERE]

                               Santa Fe Railway
                            Current Characteristics

           . Seventh Largest Class I Railroad with 8,500 Route Miles

           . Connects Chicago, California and Gulf

           . High-Speed Efficient Line from Chicago to L.A.

           . Leader in Intermodal

           . Service Leader - Truck Competitive

           . Opportunity for Sustainable Traffic Growth

           . Best Safety Record in the West

           . Investment in Facilities and Equipment to Sustain
             Growth and Service Improvements

                               Santa Fe Railway
                       Freight Revenue By Business Group
                                     1993
                                 ($ Millions)

                             [GRAPH APPEARS HERE]





Freight Revenues $2,369
Percent Change From 1992  +7%

                               Santa Fe Railway
                                    Outlook



            . Continued Revenue Growth

            . Further Operating Ratio Improvement

            . Increased Earnings Driven Primarily by Volume Growth

            . Additional Strategic Capital Investments

                               Santa Fe Railway
                              Reasons for Merger



                    . Improve Service to Customers

                    . Attract More Business

                    . Increase Earnings

                    . Provide Greater Value to Shareholders

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                                   Benefits



                        . Broad Geographic Coverage

                        . Extensive Single Line Service

                        . Diversified Traffic Base

                        . Revenue Growth

                        . Operating Synergies

                        . Overhead Reduction

                        . Financial Strength

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger



                              [MAP APPEARS HERE]

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                                   Benefits

              . Broad Geographic Coverage

                 . All Major Western Ports

                 . Mexican and Canadian Gateways

                 . Gulf Ports

                 . Major Midwestern and Southwestern Gateways

              . Extensive Single Line Service

                 . Eliminates Costs and Delays of Interchanges

                 . Improves Productivity

                 . Enhances Responsiveness to Customer Needs

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                                   Benefits

                           Diversified Traffic Base
                           ------------------------
                                 ($ Millions)



                             [GRAPH APPEARS HERE]



Combined Freight Revenues - 1993     $7,108

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                                   Benefits

                                Revenue Growth
                                --------------
                                 ($ Millions)


                        Truck Diversions        $132.1

                        New Rail Business        115.2

                        Extended Hauls            59.2
                                                ------

                              Total             $306.5
                                                ======

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                                   Benefits

                              Operating Synergies
                              -------------------
                                 ($ Millions)


          Reroute Savings                                $ 14.7

           . 37 Million Car Miles

           . 2.7 Billion Gross Ton Miles

           . 1.8 Million Locomotive Miles

           . 525,000 Train Miles

           . 4 Million Gallons of Diesel Fuel

          Common Point Consolidations                      11.9

          Mechanical                                       45.7

          Engineering/Maintenance of Way                   12.7

          Purchasing and Materials                         13.3

          Intermodal Operations                             8.7
                                                         ------
                 Total                                   $107.0
                                                         ======


                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                                   Benefits

                              Overhead Reduction
                              ------------------
                                 ($ Millions)


              Executive Office                            $  9.4
              Transportation/Maintenance Support            37.3
              Purchasing Support                            32.4
              Operating Support                             24.2
              Management Information Systems                45.1
              Business Unit Overheads                       86.8
              Other General and Administrative             110.8
                                                          ------
                  Total                                   $346.0
                                                          ======


                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                                   Benefits

                              Financial Strength
                              ------------------

                    . Two Well-Capitalized Companies

                    . Positive Adjustment in Rating Outlook
                      from Major Rating Agency

                    . Combined System Pro Formas

                         Santa Fe Pacific Corporation
                 Unaudited Pro Forma Combined Income Statement
                         Year Ended December 31, 1993
                      ($ Millions, Except Per Share Data)

                                                                                     Historical Amounts
                                                                                 ---------------------------     Burlington Northern
                                                                                                    Santa Fe           Santa Fe
                                                                                  Burlington        Pacific          Corporation
                                                                                 Northern Inc.    Corporation         Pro Forma
                                                                                 -------------    -----------    -------------------
Revenues                                                                            $4,699           $2,409             $7,108
Total Operating Expenses                                                             4,038            2,091              6,129
Operating Income                                                                       661              318                979
Interest Expense                                                                       145              133                278
Gain on Sale of California Lines                                                         -              145                145
Other Income, Net                                                                        5               24                 29
                                                                                    ------           ------             ------
Income Before Income Taxes                                                             521              354                875
Income Tax Expense                                                                     225              177                402
                                                                                    ------           ------             ------
Income From Continuing Operations                                                   $  296           $  177             $  473
                                                                                    ======           ======             ======
Earnings Per Common Share                                                           $ 3.06           $ 0.95             $ 3.22
                                                                                    ======           ======             ======
Number of Shares Used in Computation of Earnings Per Common Share
(In Thousands)                                                                      89,672          187,200            140,216


Source: Proxy Statement

                         Santa Fe Pacific Corporation
                   Unaudited Comparative Per Share Data(a)
                         Year Ended December 31, 1993



             . Adjusted Historical Basis for SFP            $0.64

             . Adjusted Combined Pro Forma Basis            $3.02

             . Adjusted Pro Forma Equivalent Basis(b)      $0.82




     (a) Adjusted to exclude gain on sale of California lines and a $28 million increase in income tax expense related to the retroactive impact of the 1% increase in the federal income tax rate.

     (b) Calculated by multiplying combined pro forma amount by exchange ratio of 0.27.

Source: Proxy Statement

                         Santa Fe Pacific Corporation
                  Unaudited Pro Forma Combined Balance Sheet
                              As of June 30, 1994
                                 ($ Millions)

                                                Historical Amounts
                                                ------------------                      Burlington Northern
                                                             Santa Fe                        Santa Fe
                                             Burlington       Pacific       Pro-Forma       Corporation
                                            Northern Inc.   Corporation    Adjustments       Pro-Forma
                                            -------------   -----------    -----------  -------------------
Assets
- ------
Total Current Assets                            1,036            905           (504)            1,437
Property and Equipment, Net                     6,074          4,542             --            10,616
Other Assets                                      284            270             --               554
                                               ------         ------         ------           -------
Total Assets                                   $7,394         $5,717         $ (504)          $12,607
                                               ======         ======         ======           =======
Liabilities and Stockholders' Equity
- ------------------------------------
Total Current Liabilities                       1,540          1,374           (479)            2,435
Long-Term Debt                                  1,694            932             --             2,626
Deferred Income Tax                             1,388          1,148              5             2,541
Other Liabilities                                 742          1,107             --             1,849
                                               ------         ------         ------           -------
Total Liabilities                               5,364          4,561           (474)            9,451
                                               ------         ------         ------           -------
Total Stockholders' Equity                      2,030          1,156            (30)            3,156
                                               ------         ------         ------           -------
Total Liabilities and Stockholders' Equity     $7,394         $5,717         $ (504)          $12,607
                                               ======         ======         ======           =======

  Source: Proxy Statement

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                           ICC Pro Forma Assumptions


            . Base Year of 1993

            . Revenue Growth From General Business Conditions
              Not Included

            . Future Revenue Growth of an Independent BN or SFP
              Not Included

            . Independent Cost Initiatives Anticipated by BN or SFP
              Not Included

            . Merger-Related Revenue Growth and Merger-Related
              Cost Reductions Included

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                              Summary of Benefits
                                 ($ Millions)


  Benefits                       Year One   Year Two   Year Three   Normal Year
  --------                       --------   --------   ----------   -----------
  Increased Revenues              $ 183.9    $260.5      $291.2        $306.5
  Less Costs                        119.6     169.5       189.4         199.4
                                  -------    ------      ------        ------
  Net Revenue                     $  64.3    $ 91.0      $101.8        $107.1

  Operating Benefits              $ 271.8    $385.1      $430.3        $453.0
                                  -------    ------      ------        ------

    Total Annual Benefits         $ 336.1    $476.1      $532.1        $560.1
                                  =======    ======      ======        ======

  One-Time Costs
  --------------
  Separation/Relocation/Training  $(211.6)   $(42.3)     $(28.2)         --
  Net Capital Expenditures        $ (63.4)     --          --            --



[FN]
Source: ICC Merger Case

                        Santa Fe Pacific Corporation
                     Burlington Northern/Santa Fe Merger
                                ICC Pro Formas
                                 ($ Millions)

                       Base Year      Pro Forma      Pro Forma      Pro Forma      Pro Forma
                        (1993)        Year One       Year Two       Year Three    Normal Year
                       ---------      ---------      ---------      ----------    -----------
Operating Income         $979          $1,102         $1,411          $1,481        $1,538

Net Income               $438*         $  513         $  707          $  763        $  814

* Excludes gain from California line sales and retroactive impact of 1% increase in Federal Income tax rate.
  Source: ICC Merger Case

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                       Comparative Operating Statistics
                                 ($ Millions)


                                                BNSF          Norfolk       UP
                                              Pro Forma      Southern      Rail
                                             Normal Year*      1993        1993
                                             ------------    ---------    ------
Freight Revenue                                 $7,415         $3,746     $4,987

Operating Income                                $1,538         $  915     $1,042

Operating Ratio                                  79.3%          75.6%      79.1%



*Source: ICC Merger Case

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                       Comparative Financial Statistics
                                  ($ Millions)

                                   BNSF            Norfolk       Union
                                 Pro Forma        Southern      Pacific
                                Normal Year*        1993          1993
                                ------------      --------     ---------
Debt to Capitalization             35.1%            25.7%        46.1%

Pre-Tax Interest Coverage           7.1x            10.1x         4.6x

Stockholders' Equity (Millions)   $3,816           $4,621       $4,885

*Source: ICC Merger Case

                         Santa Fe Pacific Corporation
                      Burlington Northern/Santa Fe Merger
                                    Timing


            . Expedited 535-Day Schedule issued by ICC October 5

            . Joint Proxy Available October 14

            . Formal Application Filed with ICC October 13

            . Record Date Reset for October 19

            . Special Meeting of Shareholders Scheduled November 18

            . ICC Decision Expected March 1996

                         SANTA FE PACIFIC CORPORATION
                      BURLINGTON NORTHERN/SANTA FE MERGER
                      Summary of Benefits to Shareholders

                        . Likely ICC Approval

                               . Pro-Competitive

                               . Shipper Support

                               . Labor Impact

                        . Synergies of $560 Million

                        . Significant Growth Prospects

                        . Strong Financial Performance

                        . Enhanced Shareholder Value

                       Description of Graphic Materials
                       --------------------------------

   On page 8 there appears a pie chart under the heading "Santa Fe Railway Freight Revenues Third Quarter 1994 ($ Millions)". The chart shows four proportionate sections as follows: "Carload Commodities, +7%, $156"; "Automotive, +27%, $49"; "Bulk Products, -2%, $155"; and "Intermodal, +33%, $308."

   On page 9 there appears a pie chart under the heading "Santa Fe Railway Intermodal Third Quarter 1994 ($ Millions)". The chart shows three proportionate sections as follows: "Intermodal Marketing Companies, +31%, $114"; "International, +18%, $58"; and "Direct Marketing, +41%, $136."

   On page 10 there appears a pie chart under the heading "Santa Fe Railway Carload Commodities Third Quarter 1994 ($ Millions)". The chart shows five proportionate sections as follows: "Metals, +1%, $20"; "Building Materials and Paper Products, +14%, $31"; "Petroleum Products, +13%, $37"; "Consumer/Food Products, +6%, $32"; and "Chemicals and Plastics, +1%, $36."

   On page 11 there appears a pie chart under the heading "Santa Fe Railway Bulk Products Third Quarter 1994 ($ Millions)". The chart shows four proportionate sections as follows: "Coal, +6%, $60"; "Minerals, Ores and Other, 0%, $37"; "Grain Products, +14%, $22"; and "Grain, -20%, $36."

   On page 12 there appears a pie chart under the heading "Santa Fe Railway Automotive Third Quarter 1994 ($ Millions)". The chart shows two proportionate sections as follows: "Motor Vehicles, +30%, $43"; and "Vehicle Parts, +9%, $6."

  On page 13 there appears a pie chart under the heading "Santa Fe Railway Operating Expenses Third Quarter 1994 ($ Millions)." The chart shows seven proportionate sections as follows: "Depreciation and Amortization, +6%, $50"; "Fuel, +18%, $63"; "Other, -15%, $47"; "Compensation and Benefits, +7%, $208";
"Contract Services (Includes Drayage, Ramping and Deramping, Locomotive Maintenance, Equipment and Other Contract Services), +22%, $104"; "Materials and Supplies, -21%, $27"; and "Equipment Rents, -4%, $63."

  On page 14 there appears a bar graph under the heading "Santa Fe Railway Fuel Expense ($ Millions)." The graph shows fuel expense (in millions) for the first, second, third and fourth quarters of 1993 of $59, $60, $53, and $67, respectively and for the first, second and third quarters of 1994 of $59, $61, and $63, respectively.

  On page 15 there appears a bar graph under the heading "Santa Fe Railway Operating Income ($ Million)." The graph shows operating income (in millions) for the first, second, third and fourth quarters of (i) 1991 of $45, $64, $80 and $66, respectively, (ii) 1992 of $58, $66, $82 (Excludes Special Charge) and $92, respectively, (iii) 1993 of $71, $82, $50 and $115, respectively, and for the first, second and third quarters of 1994 of $91, $97, and $118, respectively.

  On page 16 there appears a bar graph under the heading "Santa Fe Railway Operating Ratio (% Ratio)." The graph shows operating ratios for the first, second, third and fourth quarters of (i) 1991 of 91.1%, 87.7%, 85.7%, and 88.3%, respectively, (ii) 1992 of 89.4%, 88.1%, 85.7% (Excludes Special
Charge), and 84.1%, respectively, (iii) 1993 of 87.8%, 86.5% , 91.5%, and
81.8%, respectively and for the first, second and third quarters of 1994 of 85.6%, 85.2%, and 82.7%, respectively.

  On page 17 there appears a bar graph under the heading "Santa Fe Railway Employment (At End of Period)--Mid-Month Count." The graph shows 18,225 at 1989, 14,944 at 1990, 14,354 at 1991, 13,991 at 1992, 14,794 at 1993, 14,681 at
3rd Quarter 1993 and 15,303 at 3rd Quarter 1994

  On page 18 there appears a bar graph under the heading "Santa Fe Railway Revenue Ton Miles Per Employee--Based on Average Employment for the Period (Thousand RTMs)." The qraph shows 4,201 at 1989, 4,548 at 1990, 5,278 at 1991,
5,722 at 1992, 6,294 at 1993, 4,684 at Nine Months 1993 and 4,981 at Nine Months
1994.

   On page 21 there appears a bar graph under the heading "Santa Fe Pacific Corporation Total Debt to Capital--Continuing Operations (% Ratio)." The graph shows 87% at 12/31/88, 71% at 12/31/89, 66% at 12/31/90, 62% at 12/31/91, 58% at
12/31/92, 48% at 12/31/93 and 47% at 9/30/94.

   On page 22 there appears a bar graph under the heading "Santa Fe Pacific Corporation Earnings Per Share--Continuing Operations Excluding Special Items." The graph shows earnings per share for the first, second, third and fourth Quarters of (i) 1991 of 0.02, 0.07, 0.15 and 0.11, respectively, (ii) 1992 of 0.05, 0.10, 0.16 and 0.21, respectively, (iii) 1993 of 0.11, 0.15, 0.07 and
0.28, respectively and for the first, second and third Quarters of 1994 of 0.18,
0.20 and 0.27, respectively.

   On page 23 there appears a performance graph which is being filed in the manner set forth in Rule 304(d)(1) of Regulation S-T.

   On page 24 there appears a map of the 48 contiguous United States overlaid with the Santa Fe Railway Current Route Structure. Santa Fe track is shown as a solid line and trackage rights appear as a broken line. The map identifies the following cities served: Chicago, Kansas City, Oklahoma City, Dallas/Ft. Worth, Houston, Galveston, Denver, El Paso, Phoenix, San Diego, Los Angeles and San Francisco.

  On page 26 there appears a pie chart under the heading "Santa Fe Railway Freight Revenue By Business Group 1993 ($ Millions)." The chart shows seven proportionate sections as follows: "Automotive, 8%, $192"; "Forest Products, 5%, $108"; "Other, 15%, $355"; "Intermodal, 41%, $977"; "Chemicals and Petroleum, 12%, $272"; Grain and Grain Products, 10%, $245"; and "Coal, 9%, $220."

  On page 30 there appears a map of the 48 contiguous United States overlaid with the routes of the Burlington Northern Railroad and the Santa Fe Railroad. Burlington Northern track and Santa Fe track are depicted in contrasting colors and trackage rights are represented by a broken line. The map identifies the following cities on the routes: Birmingham, Pensacola, Chicago, Memphis, St. Louis, Duluth/Superior, St. Paul, Galveston, Houston, Kansas City, Omaha, Winnipeg, Dallas/Ft. Worth, Oklahoma City, Bismarck, Denver, El Paso, Great Falls, Phoenix, San Diego, Vancouver, Seattle, Los Angeles, Portland, and San Francisco.

  On page 33 there appears a pie chart under the heading "Santa Fe Pacific Corporation Burlington Northern/Santa Fe Merger Benefits -- Diversified Traffic Base ($ Millions)." The chart shows seven proportionate sections as follows:
"Forest Products, 8%, $591"; "Automotive, 5%, $379"; "Other, 14%, $973"; "Coal,
25%, $1,752"; "Intermodal, 24%, $1,707"; "Agricultural Commodities, 14%, $1,029"; and "Chemicals, 10%, $677."